UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                 Current Report
                       Pursuant to Section 13 or 15(D) of
                       The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): September 25, 2007

                             Seneca-Cayuga Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


       United States of America          000-52111        16-1601243
       -----------------------------     ----------       ---------------
      (State or other jurisdiction of   (Commission      (I.R.S. Employer
      incorporation or organization)       File No.)      Identification No.)


                    19 Cayuga Street, Seneca Falls, NY 13148
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (315) 568-5855
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


     Check  the   appropriate   box  below  if  the  Form  8-K  is  intended  to
simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below):


( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)


( ) Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)


( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))


( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (12 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Certain  Officers;  Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     The Boards of Directors of Seneca-Cayuga Bancorp, Inc. (the "Company") and the Company's wholly-owned subsidiary Seneca Falls Savings Bank (the "Bank") announced today that it has adopted a management succession plan. President, Robert E. Kernan, Jr., will retire from that role as of January 1, 2008. Menzo
D. Case, current Executive Vice President and Chief Financial Officer of the Company and the Bank, has been named as Mr. Kernan's replacement. Mr. Kernan will also retire from his role as Chief Executive Officer of the Company and the Bank on July 1, 2008, and Mr. Case will also assume that role at that time. Mr. Kernan will continue in his role as Chairman of the Board for both the Company and the Bank.

     Mr. Case was named Executive Vice President and Chief Financial Officer in 2002 and was originally hired as the Bank's Treasurer and Chief Financial Officer in 1999. Prior to joining the bank, Mr. Case served as the Executive Vice President and Chief Financial Officer of Adirondack Financial Services Bancorp, Inc., a savings and loan holding company located in Gloversville, New York.

A press release related to this announcement is attached as exhibit 99.1.

Item 9.01 - Financial Statements and Exhibits

       (a) Financial statements of businesses acquired. None.
       (b) Pro forma financial information. None.
       (c) Shell company transactions. None.
       (d) Exhibits.


              Exhibit No.     Description
              ------------    ----------------------------------------------
              99.1            Press Release dated September 25, 2007


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Seneca-Cayuga Bancorp, Inc.

Date:  September 25, 2007         /s/ Menzo D. Case
                                  ----------------------------------------
                                  Menzo D. Case
                                  Executive Vice President and Chief
                                  Financial Officer

               Exhibit 99.1